SUB-ITEM 77 D(a): POLICIES WITH RESPECT TO SECURITY INVESTMENTS

Incorporated by reference to post-effective amendment no. 31 to Registrant's registration statement filed on Form Type 485BPOS on August 27, 2002 (Accession No. 0001127563-02-000161).